UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 7, 2008 (January 1, 2008)
Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32417	201352180

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

530 Oak Court Drive, Suite 300
Memphis, Tennessee	38117

(Address of Principal Executive Offices)	(Zip Code)
901-259-2500

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
     Effective January 1, 2008, Education Realty Trust, Inc. (the “Company”) executed new employment agreements with its executive officers. The new employment agreements were previously approved by the Company’s Compensation Committee and replace prior employment agreements executed with each of the executive officers. The material terms of each of the agreements, which are substantially similar to the terms of the previous employment agreements, are described below. All of the previous employment agreements were for an initial three-year term that would have ended January 31, 2008, except for Thomas Trubiana’s agreement which contained an initial three-year term that would have ended March 1, 2008. The new employment agreements are attached hereto as exhibits to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing summary is qualified in its entirety by reference to the full text of each exhibit.
     Each of the agreements provides for a three-year term, which may renew automatically for one-year periods beginning on the third anniversary of the effective date. Each executive officer will be paid an annual base salary to be adjusted annually at the discretion of the Company’s Compensation Committee. Upon a change of control, each executive officer’s previously granted and unvested restricted stock shares shall automatically vest.
     Paul O. Bower, Chief Executive Officer and President. Mr. Bower is entitled to an annual bonus of up to 100% of his base salary. If Mr. Bower’s employment is terminated by the Company without cause, or by Mr. Bower for good reason or due to the death or disability of Mr. Bower, he will be entitled to post-termination benefits, including the continuation of his then current base salary for the remainder of the three-year term or for a period of 12 months, whichever is longer. In the event Mr. Bower either is terminated without cause or he resigns for good reason within one year after a change of control, he will be entitled to a separation payment equal to 2.99 times the sum of his then current base salary and his average bonus for the two-year period prior to the change of control. Mr. Bower will be subject to a non-competition covenant for three years after his employment with the Company ends.
     Randall H. Brown, Executive Vice-President, Chief Financial Officer, Treasurer and Secretary. Mr. Brown is entitled to an annual bonus of up to 100% of his base salary. If Mr. Brown’s employment is terminated by the Company without cause, or by Mr. Brown for good reason or due to the death or disability of Mr. Brown, he will be entitled to post-termination benefits, including the continuation of his then current base salary for the remainder of the three-year term, up to two years, or for a period of 12 months, whichever is longer. In the event Mr. Brown either is terminated without cause or he resigns for good reason within one year after a change of control, he will be entitled to a separation payment equal to two times the sum of his then current base salary and his average bonus for the two-year period prior to the change of control. Mr. Brown will be subject to a non-competition covenant for two years after his employment with the Company ends.
     Craig L. Cardwell, Executive Vice-President and President of Allen & O’Hara Education Services, Inc. Mr. Cardwell is entitled to an annual bonus of up to 100% of his base salary. If Mr. Cardwell’s employment is terminated by the Company without cause, or by Mr. Cardwell for good reason or due to the death or disability of Mr. Cardwell, he will be entitled to post-termination benefits, including the continuation of his then current base salary for the remainder of the three-year term, up to two years, or for a period of 12 months, whichever is longer. In the event Mr. Cardwell either is terminated without cause or he resigns for good reason within one year after a change of control, he will be entitled to a separation payment equal to two times the sum of his then current base salary and his average bonus for the two-year period prior to the change of control. Mr. Cardwell will be subject to a non-competition covenant for two years after his employment with the Company ends.
     Thomas Trubiana, Senior Vice-President and Chief Investment Officer. Mr. Trubiana is entitled to an annual bonus of up to 75% of his base salary. If Mr. Trubiana’s employment is terminated by the Company without cause, or by Mr. Trubiana for good reason or due to the death or disability of Mr. Trubiana, he will be entitled to post-termination benefits, including a separation payment equal to 12 months of his then current base salary. In the event Mr. Trubiana either is terminated without cause or he resigns for good reason within one year after a change of control, he will be entitled to a separation payment equal to two times the sum of his then current base salary and his average bonus for the two-year period prior to the change of control. Mr. Trubiana will be subject to a non-competition covenant for one year after his employment with the Company ends.
     William W. Harris, Senior Vice-President and President of Allen O’Hara Development Company. Mr. Harris is entitled to an annual bonus of up to 50% of his base salary, to be reduced by any bonus payments paid to Mr. Harris during the same year pursuant to the On-Campus Student Housing Development Bonus Plan. If Mr. Harris’s employment is terminated by the Company without cause, or by Mr. Harris for good reason or due to the death or disability of Mr. Harris, he will be entitled to post-termination benefits, including a separation payment equal to 12 months of his then current base salary. In the event Mr. Harris is terminated without cause within one year after a change of control, he will be entitled to a separation payment equal to 12 months of his then current base salary. Mr. Harris will be subject to a non-competition covenant for one year after his employment with the Company ends.
     Thomas J. Hickey, Senior Vice-President — Management Services. Mr. Hickey is entitled to an annual bonus of up to 50% of his base salary. If Mr. Hickey’s employment is terminated by the Company without cause, or by Mr. Hickey for good reason or due to the death or disability of Mr. Hickey, he will be entitled to post-termination benefits, including a separation payment equal to 12 months of his then current base salary. In the event Mr. Hickey is terminated without cause within one year after a change of control, he will be entitled to a separation payment equal to 12 months of his then current base salary. Mr. Hickey will be subject to a non-competition covenant for one year after his employment with the Company ends.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits: The following exhibit is being filed herewith to this Current Report on Form 8-K.

10.1	Executive Employment Agreement with Thomas Trubiana effective January 1, 2008
10.2	Executive Employment Agreement with Randall H. Brown effective January 1, 2008
10.3	Executive Employment Agreement with Paul O. Bower effective January 1, 2008
10.4	Executive Employment Agreement with Thomas J. Hickey effective January 1, 2008
10.5	Executive Employment Agreement with Craig L. Cardwell effective January 1, 2008
10.6	Executive Employment Agreement with William W. Harris effective January 1, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EDUCATION REALTY TRUST, INC.
Date: January 7, 2008	By:	/s/ Randall H. Brown
Randall H. Brown
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

INDEX TO EXHIBITS

10.1	Executive Employment Agreement with Thomas Trubiana effective January 1, 2008
10.2	Executive Employment Agreement with Randall H. Brown effective January 1, 2008
10.3	Executive Employment Agreement with Paul O. Bower effective January 1, 2008
10.4	Executive Employment Agreement with Thomas J. Hickey effective January 1, 2008
10.5	Executive Employment Agreement with Craig L. Cardwell effective January 1, 2008
10.6	Executive Employment Agreement with William W. Harris effective January 1, 2008